EXHIBIT 99.1


                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Excel Realty Trust, Inc.

We have audited the accompanying Historical Summary of Operating Revenues and Direct Operating Expenses of the selected property owned or to be acquired by Excel Realty Trust, Inc. for the year ended December 31, 1995. This summary is the responsibility of Excel Realty Trust, Inc., and Valley Fair Mall, Inc. Our responsibility is to express an opinion on this summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the summary is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts of disclosures in the summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the summary. We believe that our audit of the summary provides a reasonable basis for our opinion.

As described in Note 1, the accompanying summary was prepared in conformity with accounting principles prescribed by the Securities and Exchange Commission which is a comprehensive basis of accounting other than generally accepted accounting principles, and is not intended to be a complete presentation of the property's revenues and expenses.

In our opinion, the summary referred to above presents fairly, in all material respects, the operating revenues and direct operating expenses of property owned or to be acquired by Excel Realty Trust, Inc. for the year ended December 31, 1995, on the basis of the accounting principles described in Note 1.

This report is intended solely for the information and use of the Board of Directors and management of Excel Realty Trust, Inc. and for filing with the Securities and Exchange Commission and should not be used for any other purpose.



Squire & Company, PC
Poway, California
January 16, 1997

EXCEL REALTY TRUST, INC., AND VALLEY FAIR MALL, INC.
HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR THE SELECTED PROPERTY OWNED OR TO
  BE ACQUIRED BY EXCEL REALTY TRUST, INC.
Year Ended December 31, 1995
--------------------------------------------------------------------------------
                                        Nine Months
                                          Ended
                                         9/30/96        Year Ended
                                       (Unaudited)       12/31/95
                                       -----------      ----------
Operating Revenues:
  Base rents                            $2,458,476      $3,488,650
  Percentage rents                           1,863          15,767
  Storage rent                               1,929           3,416
  Overage rent                             319,342         485,777
  Expense reimbursements                 1,428,337       2,007,215
  Other income                              20,615          36,572
                                        ----------      ----------

        Total revenues                   4,230,564       6,037,397

Direct Operating Expenses:
  Bad debts                                133,378           8,631
  Property taxes                           280,268         602,785
  Repairs and maintenance                  661,387         432,365
  Utilities                                 76,294         101,902
  Payroll and payroll burden               128,220          51,545
  Security                                 225,287         324,521
  Insurance                                 73,705         111,032
  Dining services                           65,116          93,811
  Advertising                               56,119         209,752
                                        ----------      ----------

        Total direct operating
          expenses                       1,700,774       1,936,344
                                        ----------      ----------

                Net operating
                  income                $2,529,790      $4,101,053

EXCEL REALTY TRUST, INC., AND VALLEY FAIR MALL, INC.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR THE SELECTED PROPERTY OWNED OR TO BE
  ACQUIRED BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------
NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies followed in the preparation of this Historical Summary. The Historical Summary and notes are representations of Excel Realty Trust, Inc. and Valley Fair Mall, Inc., whose management are responsible for the integrity and objectivity of this Historical Summary.

        Business Activity - Excel Realty Trust, Inc. is headquartered in San Diego, California. The Trust is a self-administered, self-managed equity real estate investment trust which owns and manages income-producing properties.

        The property is located in Salt Lake City, Utah operated as an indoor shopping mall with major department stores as anchors: JC Penney, ZCMI, and Mervyns.

        Valley Fair Mall, Inc. has owned and managed the property. Retail space within the mall is rented to tenants under noncancelable leases ranging from three to thirty years, with renewal options available and month-to-month leases.

        Form of Presentation - The Historical summary is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, certain expenses of the properties are not included in the financial statements, i.e. depreciation and interest.

        Management has determined that after reasonable inquiry, it is not aware of any material factors relating to the property reported on in the accompanying Historical Summary which would cause the reported financial information not to be indicative of future operating results.

        Revenue Recognition - Base rental income from leases is recorded when due from tenants. Some of the leases include percentage rents and overage rents based on the level of sales of the lessee. Leases generally provide for tenant reimbursements of common area maintenance. These reimbursements are included in the accompanying Historical Summary as expense reimbursements.

EXCEL REALTY TRUST, INC., AND VALLEY FAIR MALL, INC.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
 OPERATING EXPENSES FOR THE SELECTED PROPERTY OWNED OR TO BE
 ACQUIRED BY EXCEL REALTY TRUST, INC.
-----------------------------------------------------------------------------

NOTE 2. MINIMUM FUTURE RENTALS

        Valley Fair Mall, Inc. leases retail space to tenants under noncancelable operating leases. The following is a schedule of future minimum rentals for the next five years under the noncancelable leases after 1995:

Years Ending December 31,    1996       1997       1998       1999       2000
-------------------------  --------   --------   --------   --------   --------
JC Penney                   $211,437   $211,437   $211,437   $211,437   $123,338
Mervyn's                     40,000     40,000     40,000     40,000     40,000
ZCMI                         74,880     74,880     74,880     74,880     74,880
Christmas Cottage            27,880       --         --         --         --
J Riggins                    44,004     44,004     44,004     44,004     44,004
Coach House                  27,792     27,792     27,792     27,792       --
Pacesetter                       12     40,477     42,858     45,239     47,620
Kiddie Kandids               33,525     33,525     33,525     33,525     33,525
Valley West Office*          40,500     40,500     40,500     40,500     40,500
Software Etc.                36,900     36,900     36,900     36,900     36,900
Footaction                   19,200     11,200       --         --         --
B. Dalton Bookseller         60,000     60,000     69,153     69,996     69,996
5-7-9/Baker's Shoes          36,000     36,000     36,000     36,000     21,000
County Seat                  68,040     68,040     68,040     68,040     68,040
Afterthoughts                32,640     32,640     32,640     32,640     32,640
Mrs. Field's Cookies         23,790       --         --         --         --
Massey's Jewelers            38,070       --         --         --         --
Sun Stop Optical             15,810     16,336     16,864     16,864       --
Great Expectations           21,463     23,735     23,735       --         --
Glamour Shots                24,464       --         --         --         --
Popcorn Cottage              15,108     15,108       --         --         --
Red Robin                    72,000     72,000     80,000     80,000     80,000
Pearl Vision                 43,654     52,844     52,844     52,844       --
His-n-Her Beauty Supply*     21,375     21,375       --         --         --
Game Peddler                 20,884     25,424     25,424       --         --
Pretzel Time                 22,700     22,700     22,700     27,240     27,240
Mrs. Cavanaugh's Candy*      10,800     10,800     10,800       --         --
Jammin Florscheim Shoes      23,460     23,460     23,460     25,500     25,500
Precision Time Jewelers      27,740     29,200     29,200     32,120     32,120
Regis Hairstylists           27,456     27,456       --         --         --
Blimpie                      23,000     23,000     25,156     25,156     28,049
The Keyhole                  18,563       --         --         --         --
Wilson's Leather Goods       39,222     42,556     43,580     43,580     43,580
Foot Locker                  69,642     69,642     69,642     72,118     73,511
Northern Reflections         29,502     29,502     29,502     29,502     29,502
Pro Image                    49,860     51,840       --         --         --
The Closet                   62,184     62,184     62,184     66,976     66,976
Kinney Shoes                 29,640     29,640     29,640     29,640     29,640

EXCEL REALTY TRUST, INC., AND VALLEY FAIR MALL, INC.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR THE SELECTED PROPERTY OWNED OR TO
  BE ACQUIRED BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------

Note 2.   Minimum Future Rentals (Continued)

Years Ending December 31,       1996      1997      1998      1999      2000
-------------------------      ------    ------    ------    ------    ------
C. Michaels Jewelers           39,870    39,870    39,870    39,870    39,870
North Shore                    21,546      --        --        --        --
Ground Zero                    17,442    17,442    17,442    17,442    17,442
Games People Play              18,175      --        --        --        --
Cyber Station                  63,406    88,704    88,704    88,704    88,704
Merle Norman Cosmetics         24,256    24,256    24,256    24,256    24,256
Dance N Toes                   14,806      --        --        --        --
Adorn Me                       18,088    18,088    18,620      --        --
Shuback Jewelers               60,000    60,000    60,000    60,000    60,000
Lady Foot Locker               24,816    26,905    31,020    31,020    31,020
Vanity                         34,410    34,410      --        --        --
Zales Jewelers                 61,980    61,980    61,980    61,980    61,980
General Nutrition              38,400    38,400    38,400    41,600    41,600
Jeans West                     30,816    30,816    30,816    30,816    30,816
Valley Hallmark Shop           50,000    50,000    50,000     4,167      --
Radio Shack                    34,454    36,915    36,915    36,915    36,915
Athletic X-Press               37,126    37,126    40,058    40,058    40,058
Kids Mart                      31,053    31,053    31,053    33,876    36,699
Kay Bee Toys                   50,400    50,400      --        --        --
Musicland                      67,536    67,536    67,536    67,536    67,536
Class & Brass                  17,100     8,550      --        --        --
B.C. Surf & Sport              27,915    27,915    30,707    30,707      --
Deseret Book                   38,785    38,785    38,785    38,785    22,624
Copper Rivet                   66,528    66,528    66,528    66,528    66,528
Payless Shoe Source            73,422    73,422    73,422      --        --
Lane Bryant                    46,200    46,200     3,850      --        --
Zumiez                         42,000    42,000    42,000    46,000    46,000
Braun's                        32,810    32,810    32,810    32,810    32,810
Prints Plus                    31,637    35,359    35,359    35,359    35,359
Miller Stockman                41,715    41,277    47,277    47,277    47,277
Payless Kids                   27,918    27,918      --        --        --
Morgan Jewelry                 54,635    54,635      --        --        --
First Security Bank            49,280    51,149    53,760    55,552    58,240
AVCO Financial Services        13,200      --        --        --        --
Century Dental Center          12,617      --        --        --        --
Suncoast Motion Picture Co.    33,000    33,000    37,400    37,400    37,400
Sierra West Jewelers           40,000    40,000    40,000    50,004    50,004
Copper Kettle Sweet
  Specialties                  19,825    19,825    19,825      --        --
Valley Fair Cinemas           137,340   137,340   160,222   160,222   160,222
Franklin Quest                 59,228    62,580    62,580    10,415      --
Beki Sue's Buns*               23,040    23,040    23,040    23,040    23,040
Chick-Fil-A                    24,000      --        --        --        --
The Golden Spoon               18,360      --        --        --        --

EXCEL REALTY TRUST, INC., AND VALLEY FAIR MALL, INC.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR THE SELECTED PROPERTY OWNED OR TO BE
  ACQUIRED BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------
NOTE 2. MINIMUM FUTURE RENTALS (Continued)

Years Ending December 31,       1996       1997       1998        1999       2000
------------------------        ----       ----       ----        ----       ----
Edo Japan                      24,320    24,320      24,320      24,320         --
Claire's Boutiques             39,830    40,780      45,520      45,520     45,520
Stick 'Em Up                   18,360    18,360      20,655      20,655     20,655
Greek Kabob                    19,508    19,508      20,655      20,655     26,393
Sbarro, Inc.                   20,580    20,580      20,580          --         --
Orange Julius                  14,623        --          --          --         --
Chang Chum                     21,550    21,550      21,550      21,550     21,550
The Taco Maker                 22,138        --          --          --         --

* Tenant intends to renew lease beginning January 1, 1997 pending change in ownership.

The schedule of future minimum rentals is based on the actual noncancelable lease terms in effect as of December 31, 1996. Many of the tenant leases contain terms for renewal options, percentage rents and overage rents, and adjustments based on changes in the consumer price index. These renewal options, percentage rents and overage rents, and adjustments based on changes in the consumer price index have not been reflected in the above noncancelable lease schedule.

All percentage rents and overage rents are contingent based on the tenant achieving certain levels of sales. Not all of the leases have a provision for percentage rents. Also, some month-to-month leases exist in addition to the noncancelable leases scheduled above.